UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ____
	(2)	Form, Schedule or Registration Statement No.: ______
	(3)	Filing Party:
	(4)	Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

To the Shareholders:

Partners Group Income Opportunities, LLC (the “Fund”) is seeking the vote of its shareholders (“Shareholders”) regarding two proposals discussed below (each a “Proposal” and together, the “Proposals”). The Fund is seeking voting instructions from Shareholders regarding the Proposals. The Fund will hold a special meeting of Shareholders (the “Special Meeting”) on December 14, 2020 at the offices of Partners Group (USA) Inc. (the “Adviser”), 1114 Avenue of the Americas, 37th Floor, New York, NY 10036 at 10:00AM (Eastern Time). The Special Meeting is being held to consider and vote on the Proposals.

The Board of Managers of each of the Fund and Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund”) has approved a plan of reorganization (the “Plan of Reorganization”). Pursuant to the Plan of Reorganization, all of the assets of the Fund will be transferred to the Acquiring Fund in exchange for: (i) the assumption by the Acquiring Fund of all liabilities of the Fund, and (ii) the issuance by the Acquiring Fund to the Fund of units of limited liability company interest (“Units”) of each of Class A Units (“Acquiring Class A”) and Class I Units (“Acquiring Class I,” and together with Acquiring Class A, the “Acquiring Fund Units”) of the Acquiring Fund (the “Reorganization”). Following the Reorganization, the Fund will distribute in liquidation the Acquiring Fund Units it receives to Shareholders of record of the corresponding Class A Shares (“Acquired Class A”) and Class I Shares (“Acquired Class I,” and together with Acquired Class A, “Acquired Class Shares”) of the Fund, such that holders of Acquired Class A Shares will receive Acquiring Class A Units and holders of Acquired Class I Shares will receive Acquiring Class I Units.

At the Special Meeting, only the Shareholders of the Fund will vote on the following Proposals:

Proposal 1: The approval of the Reorganization of the Fund into the Acquiring Fund; and

Proposal 2: To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Below is a summary of the Reorganization, which is described in more detail in the enclosed Voting Instruction Request:

•	The transfer of all of the assets of the Fund to the Acquiring Fund in exchange for (i) the assumption by the Acquiring Fund of all of the liabilities of the Fund, and (ii) Units of the Acquiring Fund having aggregate values equal to the net asset values of the corresponding shares of the Fund;

•	The distribution of Acquiring Fund Units to each holder of corresponding shares of the Fund as of the closing date; and

•	The dissolution of the Fund.

Shareholders of record of the Fund at the close of business on September 1, 2020 (the “Record Date”) are entitled to instruct the Fund on how to vote their pro-rata portion of the Fund’s interests with respect to the Proposals at the Special Meeting and any adjournments or postponements thereof.

Shareholders may provide voting instructions in one of three ways: (i) by completing, signing, and returning the enclosed voting instruction card by mail in the envelope provided; (ii) via the Internet at www.proxyvote.com and following the on-screen instructions; or (iii) by using your touch-tone telephone by calling 1-800-690-6903.

If you have any questions before you vote, please call 1-800-690-6903.

By Order of the Board of Managers

Robert M. Collins, CFA

President

Partners Group Private Income Opportunities, LLC

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

DECEMBER 14, 2020

The Notice of Special Meeting of Shareholders and Voting Instruction Request are available at www.proxyvote.com by entering the control number that appears on your voting instruction card.

By Order of the Board of Managers

Robert M. Collins, CFA

President

Partners Group Private Income Opportunities, LLC

Important information to help you understand and vote on the proposals

Q & A: QUESTIONS AND ANSWERS

By its very nature, the following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found later in the proxy materials. For that reason, the information is qualified in its entirety by reference to the enclosed proxy statement to Shareholders (“Proxy Statement”).

Questions and Answers

Q. Why is the Fund seeking your Voting Instructions?

A. Partners Group Private Income Opportunities, LLC (the “Fund”) is seeking the vote of its Shareholders regarding the following Proposal: To consider and approve the reorganization of the Fund into Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund”).

Q. Will my vote make a difference?

A. Yes. Because it is important that your vote be represented, you are urged to consider and vote on the Proposal by completing, dating, signing and returning the enclosed voting instruction card in the accompanying return envelope at your earliest convenience or by relaying your voting instructions via telephone or the internet by following the enclosed instructions. Please respond promptly in order to save additional costs of solicitation and in order to make sure you are represented.

Q. Will the Fund pay for the proxy solicitation and related costs?

A. The costs of the Reorganization will be borne equally by the Fund and the Acquiring Fund, whether or not the Reorganization is consummated. Proxy solicitation and other costs of the Reorganization are estimated to be approximately $280,000.00.

Q. Who can I call if I have questions?

A. We will be pleased to answer your questions about this voting instruction solicitation. Please call Broadridge Financial Solutions at 1-800-690-6903 between 9:00AM and 5:00 p.m., Eastern Time, Monday through Friday with any questions.

Q. How do I instruct the Fund to vote?

A. You may use the enclosed postage-paid envelope to mail your voting instruction card. Alternatively, you may vote via the Internet at www.proxyvote.com by following the on-screen instructions or by calling 1-800-690-6903 on your touch-tone telephone and following the recorded instructions.

Q. Who is Broadridge Financial Solutions, Inc.?

A. Broadridge Financial Solutions, Inc. is a third-party proxy vendor that the Adviser and the Fund have engaged to contact Shareholders and record voting instructions. In order to hold the Special Meeting of Shareholders, a quorum must be reached. If a quorum is not attained, the Special Meeting of Shareholders may be adjourned to a future date. Providing voting instructions immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your voting instructions.

The following pages give you additional information about the Proposals on which you are being asked to vote.

Your Vote Is Important. Thank You for Promptly Recording Your Vote.

TABLE OF CONTENTS
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS		ii
INSTRUCTIONS FOR EXECUTING PROXY CARDS		iii
PROXY STATEMENT		1
PROPOSAL 1 – APPROVAL OF THE PLAN OF REORGANIZATION		2
A.	OVERVIEW	2
B.	REASONS FOR THE PROPOSED REORGANIZATION	3
C.	BOARD CONSIDERATIONS	3
D.	BOARD RECOMMENDATION	4
E.	VOTE REQUIRED FOR PROPOSAL 1	4
F.	SUMMARY OF SIGNIFICANT TERMS OF THE PLAN OF REORGANIZATION	5
G.	COMPARISON OF THE INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, RISKS AND INVESTMENT LIMITATIONS	6
H.	COMPARISON OF MANAGEMENT OF THE FUNDS	7
I.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES	7
K.	CAPITALIZATION	12
L.	OUTSTANDING SHARES	13
M.	APPRAISAL RIGHTS	13
VOTING INFORMATION AND REQUIREMENTS		13
SHAREHOLDER INFORMATION		14
APPENDIX A		A-1
APPENDIX B		B-1
APPENDIX C		C-1
APPENDIX D		D-1

i

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

SCHEDULED FOR DECEMBER 14, 2020

A Special Meeting of Shareholders (the “Special Meeting”) of Partners Group Private Income Opportunities, LLC (the “Fund”) will be held at the offices of Partners Group (USA) Inc. (the “Adviser”), 1114 Avenue of the Americas, 37th Floor, New York, NY 10036 at December 14, 2020 at 10:00 AM (Eastern Time).

The purpose of the Special Meeting is to consider and act upon the following proposals:

Proposal 1:	Approval of a Plan of Reorganization under which all of the assets of the Fund will be transferred to Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund”) in exchange for (i) the assumption by the Acquiring Fund of all liabilities of the Fund, and (ii) units of beneficial interest of the Acquiring Fund (“Units”) having equal value, which will be distributed proportionately by class to the Shareholders of the Fund as indicated below (the “Reorganization”);

Proposal 2:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

The Board of Managers of the Fund unanimously recommends that you vote “FOR” Proposal 1.

The Board of Managers of the Fund has fixed the close of business on September 1, 2020 as the record date for the determination of the Shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Managers,

Robert Collins

President

Partners Group Private Income Opportunities, LLC

November 30, 2020

Your vote is important – please vote your Shares promptly.

Shareholders are invited to attend the Special Meeting in person. Any Shareholder who does not expect to attend the Special Meeting is urged to vote using the touch-tone telephone or Internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

ii

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for executing proxy cards may assist you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.
2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.	All other accounts: Show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
			REGISTRATION	VALID SIGNATURE
	A.	1)	ABC Corp.	John Smith, Treasurer
		2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

	B.	1)	ABC Corp. Profit Sharing Plan	Jane Smith, Trustee
		2)	ABC Trust	Jane Smith, Trustee
			Jane Smith, Trustee u/t/d 12/28/78	Jane Smith, Trustee

	C.	1)	John Smith, Cust. f/b/o John Smith, Jr. UGMA	John Smith

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET

1.	Read the Proxy Statement and have your proxy card handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the shaded box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

iii

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

To be held on December 14, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies to be used at the special meeting of Shareholders of Partners Group Private Income Opportunities, LLC (the “Fund”) and at any adjournments thereof, to be held on December 14, 2020 at 10:00 AM (Eastern Time), at the offices of offices of Partners Group (USA) Inc. (the “Adviser”), 1114 Avenue of the Americas, 37th Floor, New York, NY 10036 (the “Special Meeting”).

The purpose of the Special Meeting is to consider and act upon the following proposals (each a “Proposal” and together, the “Proposals”) by the vote of the Shareholders of the Fund voting:

Proposal 1:

Approval of a Plan of Reorganization under which all of the assets of the Fund will be transferred to Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund”) in exchange for (i) the assumption by the Acquiring Fund of all liabilities of the Fund, and (ii) units of beneficial interest of the Acquiring Fund (“Units”) having equal value, which will be distributed proportionately by class to the Shareholders of the Fund as indicated below (the “Reorganization”); and

Proposal 2:	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

Shareholders who execute proxies may revoke them at any time before they are voted, by writing to the Fund, in person at the time of the Special Meeting, by voting the proxy again through the toll-free number or through the Internet address listed in the enclosed voting instructions or by mailing a proxy later dated to the Fund.

Shareholders of record at the close of business on the record date established as September 1, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The Notice of Special Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy card are available at the following website – www.proxyvote.com – and are being mailed to Shareholders on or about December 3, 2020.

After careful consideration, the Board recommends that you vote “FOR” Proposal 1.

The Fund will furnish, without charge, to any Shareholder upon request, copies of the Fund’s most recent annual report and/or semi-annual report to Shareholders. Each of the Fund’s and the Acquiring Fund’s annual and semi-annual reports, when available, may be obtained from the Fund by writing to the Fund c/o Partners Group (USA) Inc. at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036 or by calling 1-800-690-6903.

This Proxy Statement sets forth concisely the information that Shareholders of the Fund should know before voting on the Proposals. Please read it carefully and retain it for future reference. No person has been authorized to give any information or make any representation not contained in this Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized.

Throughout this Proxy Statement the Fund and the Acquiring Fund may be referred to collectively as the “Funds” where applicable.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE ACQUIRING FUND’S UNITS TO BE ISSUED IN THE REORGANIZATION OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1 – APPROVAL OF THE PLAN OF REORGANIZATION

A.	OVERVIEW

At a meeting held on July 13, 2020, the Board of Managers of the Fund (the “Board”), including a majority of the Managers who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Managers”), considered and unanimously approved a Plan of Reorganization, a copy of which is attached to this Proxy Statement as Appendix A (the “Plan”). Under the Plan, the Fund will transfer all of its assets to the Acquiring Fund, in exchange solely for (1) the assumption by the Acquiring Fund of all liabilities of the Fund, and (2) a number of Acquiring Fund Units of each class equivalent in value to Shares of the corresponding class of the Fund outstanding immediately prior to the Closing Date (as defined herein), followed by a distribution of those Units to Fund Shareholders so that each Fund Shareholder would receive Units of the Acquiring Fund equivalent in value to the Fund shares held by such Shareholder on the day prior to the closing date of the transaction (the “Valuation Date”), which is currently expected to occur on or about January 1, 2021 (the “Closing Date”). Like the Fund, the Acquiring Fund is a closed-end investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Acquiring Fund would be the accounting survivor of the Reorganization. The Acquiring Fund as it would exist after the Reorganization may be referred to as the “Combined Fund.”

If the Plan is approved by the Fund’s Shareholders, they will become holders of Units of the corresponding class of the Acquiring Fund as set forth below:

Fund (Class)	Proposed to be Reorganized into	Acquiring Fund (Class)
Partners Group Private Income Opportunities, LLC Class A Shares Class I Shares	→	Partners Group Private Equity (Master Fund), LLC Class A Units Class I Units

The Acquiring Fund has the same investment adviser, Partners Group (USA) Inc. (the “Adviser”), and employs the same independent registered public accounting firm, administrator, transfer agent, custodian and distributor (“Third Party Service Providers”) as currently utilized by the Fund. The Boards of Managers of the Fund and the Acquiring Fund are identical. The Fund and the Acquiring Fund have substantially the same fundamental investment limitations and the Adviser utilizes a substantial similar investment philosophy with respect to each of the Fund and the Acquiring Fund.

There are differences between the Acquiring Fund and the Fund. In particular, the Acquiring Fund is subject to different fee structures from the Fund and the Fund and the Acquiring Fund have different primary investment objectives. The Fund seeks to achieve its investment objective primarily by investing in a diversified portfolio of predominantly private credit-related opportunities while the Acquiring Fund seeks to achieve its investment objective primarily by investing in a diversified portfolio of private equity investments, and the Acquiring Fund’s principal investment strategies and risks are more expansive than the Fund’s principal investment strategies and risks.

In addition, unlike the Fund, the securities offered by the Acquiring Fund are not registered under the Securities Act of 1933, as amended. Each of the Fund and the Acquiring Fund are registered as investment companies under the 1940 Act and subject to the rules and regulations thereunder.

If approved, the Closing Date for the Reorganization is currently expected to be on or about January 1, 2021, although the date may be adjusted in accordance with the Plan. The proposed Reorganization is expected to be tax-free to the Fund and its Shareholders.

B.	REASONS FOR THE PROPOSED REORGANIZATION

The Fund has not reached its growth objectives in the times expected. The Fund’s asset growth has been behind plan in terms of pace and volume and the investor base has not adequately diversified. The Adviser believes that Shareholders of the Fund will benefit from the larger combined assets of the Combined Fund and a better opportunity for future growth in the Combined Fund. In addition, the Adviser noted that many of the Shareholders of the Fund are also investors in the Acquiring Fund. When considering other options for the Fund, the Adviser believed that a reorganization into the Acquiring Fund was the most beneficial outcome to the Fund’s shareholders, and that a likely alternative to the Reorganization would be the liquidation of the Fund and that liquidation of the Fund’s assets would likely take several years to complete.

C.	BOARD CONSIDERATIONS

Based upon its evaluation of the relevant information presented to it, and in light of its fiduciary duties under federal and state law, the Fund’s Board, including all of the Independent Managers, has determined that the Reorganization is in the best interests of the Fund and its Shareholders and that the value of the interests of existing Shareholders of the Fund will not be diluted as a result of the Reorganization.

The Board considered the following matters, among others, in approving the Proposal:

Recommendation of Partners Group (USA) Inc. The Board reviewed the Adviser’s recommendation that the Fund reorganize into the Acquiring Fund.

The Terms and Conditions of the Reorganization. The Board reviewed and approved the terms of the Plan of Reorganization, noting that the Reorganization would be submitted to the Fund’s Shareholders for approval.

No Dilution of Shareholder Interests. The Board considered that the Reorganization would not result in a dilution of the value of Shareholder interests. The Board also considered that a likely alternative to the Reorganization would be the liquidation of the Fund and that liquidation of the Fund’s assets would likely take several years to complete.

The Board also considered that Shareholders of the Fund who did not wish to become part of the Acquiring Fund would have the opportunity to tender their shares of the Fund prior to the Closing Date or tender their Units of the Acquiring Fund after the Closing Date. Shareholders of the Fund were notified by prospectus supplement dated July 15, 2020 of the Board’s approval of the Plan of Reorganization and had the opportunity to tender their Shares of the Fund in connection with the Fund’s October 1, 2020 tender offer, which commenced on June 29, 2020 and expired on July 27, 2020. Shareholders of the Fund also had the opportunity to tender their Shares of the Fund in connection with the Fund’s January 1, 2021 tender offer, which commenced on October 6, 2020 and expired on November 3, 2020. Following the Closing Date, Shareholders of the Fund that receive Units of the Acquiring Fund will have the opportunity to tender Units of the Acquiring Fund during the Acquiring Fund’s quarterly tender offers.

Expenses Relating to the Reorganization. The Board noted that the Fund and the Acquiring Fund will bear equally the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing this Proxy Statement and the cost of copying, printing and mailing proxy materials.

Relative Expense Ratios and Continuation of Cap on Expenses. The Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the section entitled “Comparison of Current and Pro Forma Fees and Expenses” of this Proxy Statement). The Board noted that the fee structure of the Units of the Acquiring Fund differs from the Shares of the Fund and the management fee of the Acquiring Fund is higher than that of the Fund, on a pro forma basis. The Board further noted that the Total Annual Fund Operating Expenses, including Incentive Fees, of the Combined Fund is projected to be higher than the Total Annual Fund Operating Expenses of the Fund, but that the Adviser has agreed to maintain the Acquiring Fund’s current fee caps under the Operating Expense Limitation Agreement for the Acquiring Fund until December 31, 2020, and that the Operating Expense Limitation Agreement automatically renews for one-year terms and the Adviser has no current plans to terminate it.

Investment Objectives, Investment Strategies, Policies, Limitations and Risks. The Board considered that the Funds have different primary investment objectives and strategies and that the Acquiring Fund’s investment strategies and risks are more expansive than the Fund’s investment strategies and risks. The Board also considered that, although the investment strategies of the Fund and the Acquiring Fund differ, the Fund’s current holdings would be suitable for and fit within the Acquiring Fund’s investment strategy. The Board noted that the fundamental and non-fundamental investment policies of the Funds are substantially the same, that both Funds seek to gain exposure to private markets, and that the Adviser uses a substantially similar investment philosophy in managing both Funds.

The Board considered that unlike the Fund, the securities offered by the Acquiring Fund are not registered under the 1933 Act, and as a result, Shareholders of the Fund that receive Units of the Acquiring Fund would no longer be afforded the protections of the 1933 Act. The Board noted, however, that certain of the disclosure and procedural requirements for registrants under the 1933 Act apply to the Acquiring Fund by virtue of its registration as an investment company under the 1940 Act, including the requirement to file annual reports on Form N-CSR and make other periodic filings. The Board also considered that each investor in the Fund and the Acquiring Fund must be an “accredited investor,” and such investors are considered to have sufficient knowledge and expertise to participate in investment opportunities that do not have the investor protections provided by registration under the 1933 Act.

Investment Adviser and Third-Party Service Arrangements. The Board noted that the Acquiring Fund has and would continue to engage the same investment adviser as the Fund, with the same portfolio managers as the Fund and the same independent registered public accounting firm, administrator, transfer agent and custodian, and that the Fund’s distributor is the same as the Acquiring Fund’s placement agent.

Assumption of Liabilities. The Board took note of the fact that, under the Plan of Reorganization, the Acquiring Fund would assume all of the liabilities of the Fund.

Tax Consequences. The Board considered that an unwaivable condition to closing is the issuance by counsel to the Funds of an opinion (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, (the “Code”) and therefore, neither the Acquired Fund, the Acquiring Fund, nor their shareholders or unitholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.

Based on the Adviser’s recommendation and the deliberations described above, the Board of the Fund unanimously approved the Reorganization, subject to approval by the Fund’s Shareholders. The Reorganization does not require the vote of the Acquiring Fund’s unitholders.

D.	bOARD rECOMMENDATION

The Board recommends that Shareholders of the Fund vote “FOR” Proposal 1.

E.	Vote Required for Proposal 1

Approval of the Proposal requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

F.	SUMMARY OF SIGNIFICANT TERMS OF THE PLAN OF REORGANIZATION

The following is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

Valuation of Common Shares/Units

The net asset value per share of the Fund and Unit of the Acquiring Fund will be computed as of the time at which the Fund and Acquiring Fund calculate their net asset values as set forth in their prospectus and private placement memorandum, respectively, as of the close of business on the Valuation Date, using the valuation procedures of the Fund and the Acquired Fund adopted by the Board of Managers of each of the Fund and the Acquiring Fund.

Conditions

Under the terms of the Plan of Reorganization, the Reorganization is conditioned upon, among other things, (a) approval by Shareholders of the Fund of the Reorganization, pursuant to this Proxy Statement, (b) the issuance by counsel to the Funds of an opinion (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization, for federal income tax purposes, will qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code, and (c) the satisfaction of applicable regulatory requirements and other customary closing conditions. The Reorganization does not require the vote of the Acquiring Fund’s unitholders.

In addition, the Reorganization is conditioned on all of the Fund’s Shareholders being “qualified clients” (as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended) as of the Closing Date. As set forth in a supplement dated July 15, 2020 to the Fund’s prospectus dated July 31, 2019, shareholders of the Fund were notified that the Board of the Fund approved the Plan of Reorganization. As contemplated by the Plan of Reorganization, because each investor in the Acquiring Fund must be a “qualified client,” shareholders of the Fund that are not “qualified clients” would be subject to the mandatory redemption of their shares prior to the effective date of the reorganization. On September 25, 2020, in light of discussions with the staff of the SEC in connection with the review of the Fund’s preliminary proxy statement filing, the Board determined not to implement mandatory redemptions of those shareholders that are not “qualified clients.” As a result, the Board approved a postponement of the reorganization until such time as all of the shareholders of the Fund meet the “qualified client” requirement of the Acquiring Fund.

Termination

The Plan of Reorganization may be terminated by the Board of Managers of each of the Fund and the Acquiring Fund, and the Fund may abandon the Reorganization contemplated hereby, notwithstanding approval of the Reorganization by the Shareholders of the Fund, at any time prior to the Closing Date, if circumstances develop that, in the Board’s judgment, make proceeding with the Plan of Reorganization inadvisable.

Expenses of the reorganization

All mailing, proxy solicitation and tabulation expenses associated with Proposal 1 will be borne equally by the Fund and the Acquiring Fund, whether or not the Reorganization is consummated.

Tax consequences of the reorganization

As an unwaivable condition of the Plan of Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel (based on certain facts, qualifications, assumptions and representations) to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a) of the Code. Therefore, provided the Reorganization so qualifies, the Fund, the Acquiring Fund, and the Fund’s Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis of, and the holding period for, Acquiring Fund Units received by each Shareholder of the Fund in the Reorganization will be the same as the tax basis of, and the holding period for, the Fund’s shares exchanged by such Shareholder in the Reorganization.

A Shareholder who tendered Shares prior to the Closing Date or Units following the Closing Date may recognize taxable gains or losses. A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold or disposed and the amount of the proceeds received in such sale or other disposition. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, such gain will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a sale or other disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after such sale or disposition. Shareholders that tendered Shares prior to the Closing Date or Units following the Closing Date may realize taxable gains or losses with respect to their Shares. Shareholders should consult their tax advisers with respect to the tax consequences of a disposition of Shares, including applicable tax reporting obligations.

g.	COMPARISON OF THE investment objective, principal investment strategies, risks and investment limitations

Investment Objective, Principal Investment Strategies and Risks of Each Fund

The Fund

The Fund’s investment objective is to seek attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including, but not limited to, first-lien and second-lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments, as well as public debt, corporate bonds, and other debt securities.

The Fund’s investments consist primarily of (i) investments in the debt of various companies, ventures, businesses and real estate, infrastructure and other assets (“Portfolio Companies”), (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments.

The Acquiring Fund

The Acquiring Fund’s investment objective is to seek attractive long-term capital appreciation by investing in a diversified portfolio of private equity investments.

The Acquiring Fund’s investments include and are expected to include: (i) direct investments in the equity and/or debt of operating companies; (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); and (iii) listed private equity vehicles, such as business development companies (including derivatives tied to the returns of such vehicles). For purposes of the foregoing, (i) listed private equity vehicles that are structured as commingled investment pools are deemed to be Portfolio Funds and (ii) the investment managers of such vehicles, along with the lead investors of direct private equity investments, are deemed to be Portfolio Fund Managers.

The principal investment strategies and accompanying risks of the Fund consist primarily of investments in the debt of various Portfolio Companies, and such strategies and risks also apply to and exist within the principal investment strategies and risks of the Acquiring Fund. However, the Acquiring Fund’s investment strategy and accompanying risks are significantly more expansive to include investments in the equity of operating companies or investment in Portfolio Funds that offer exposure to the equity of such operating companies.

The Fund’s and Acquiring Fund’s investment objective and principal investment strategies are outlined further in Appendix B, and principal risks are outlined further in Appendix C.

Investment Approach and Investment Limitations of Each Fund

Each Fund seeks to gain exposure to the private markets and the Adviser utilizes a substantially similar investment philosophy. Asset allocation and investment selection with respect to each Fund is guided by the Adviser’s global relative value analysis, which takes into account changes in the market environment.

The Adviser manages each Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares or Units by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The fundamental investment limitations of the Fund and the Acquiring Fund are substantially the same. The Fund’s and Acquiring Fund’s fundamental and non-fundamental limitations are outlined further in Appendix D.

H.	COMPARISON OF MANAGEMENT OF THE FUNDS

Partners Group (USA) Inc. The Acquiring Fund has the same investment adviser as the Fund. The Funds’ adviser is Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036.

The Adviser is an affiliate of Partners Group AG (“Partners Group”), a global private markets investment manager. The parent company of the Adviser and Partners Group, Partners Group Holding AG, is listed on the SIX Swiss Exchange (ticker: PGHN) and has a public market capitalization of approximately 23.7 billion Swiss Francs (approximately 24.3 billion U.S. Dollars) as of December 31, 2019.

Third Party Service Providers. The following is a list of principal service providers for the Fund and the Acquiring Fund.

Service Providers
Service	Fund	Acquiring Fund
Distributor / Placement Agent	Foreside Fund Services, LLC Three Canal Plaza Portland, Maine 04101	Foreside Fund Services, LLC Three Canal Plaza Portland, Maine 04101
Custodian	State Street Bank and Trust Company 100 Summer Street Boston, MA 02116	State Street Bank and Trust Company 100 Summer Street Boston, MA 02116
Transfer Agent, Fund Accountant and Administrator	State Street Bank and Trust Company 100 Summer Street Boston, MA 02116	State Street Bank and Trust Company 100 Summer Street Boston, MA 02116
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 2121 North Pearl Street Dallas, TX 75201	PricewaterhouseCoopers LLP 2121 North Pearl Street Dallas, TX 75201
Legal Counsel	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103	Faegre Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103

I.	COMPARISON OF CURRENT AND PRO FORMA FEES AND EXPENSES

Comparative Fee Tables

The comparative fee table on the following pages is intended to help you understand the various costs and expenses you will pay as a member of the Combined Fund. The examples are intended to help you compare the costs of investing in the Combined Fund with the cost of investing in other similar funds. These tables do not reflect charges that may be imposed in connection with an account through which you hold Acquiring Fund Units. A broker-dealer or financial institution maintaining the account through which you hold Acquiring Fund Units may charge separate account, service or transaction fees on the purchase or sale of Acquiring Fund Units that would be in addition to the fees and expenses shown here.

The pro forma Shareholder fees and operating expenses, which show the anticipated effects of the Reorganization on both Shareholder fees and operating expenses, reflect that the Combined Fund is projected to have higher Total Annual Fund Operating Expenses, including Incentive Fees, and higher annual net operating expenses, excluding incentive fees, than the Fund on a pro forma basis. The “current” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on current actual expenses incurred by the Fund as of March 31, 2020.

The “pro forma” Total Annual Fund Operating Expense Tables and Examples shown in the tables are based on the projected expenses the Combined Fund is expected to incur going forward. The Total Annual Fund Operating Expenses, as presented, assume that the Reorganization is successfully completed.

	Fund		Pro Forma Combined Fund/ Acquiring Fund
Shareholder TRANSACTION EXPENSES	CLASS A	CLASS I	CLASS A	CLASS I
Maximum Sales Load (as a percentage of subscription amount)(1)	3.50%	None	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%	2.00%	2.00%

ANNUAL EXPENSES (as a percentage of the net assets attributable to Shares)	CLASS A	CLASS I	CLASS A	CLASS I
Investment Management Fee	1.25%(3)	1.25%(3)	1.67%(4)	1.67%(4)
Distribution Fee(5)	0.70%	None	0.70%	None
Other Expenses(6)	1.55%	1.64%	0.50%	0.46%
Incentive Fees	0.93%(7)	0.93%(7)	1.15(8)	1.14(8)
Acquired Fund Fees and Expenses	None	None	0.61%(9)	0.61%(9)
Total Annual Expenses	4.43%(10)	3.82%(10)	4.63%(11)	3.88%(11)
Less Fee Waiver and Expense Reimbursement	0.78%(12)	0.86%(12)	None(13)	None(13)
Annual Net Expenses	3.65%(14)	2.96%(14)	4.63%(15)	3.88%(15)

(1)	Subscriptions for Class A Shares are sold subject to a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends upon the amount invested by such investor in Class A Shares. No Sales Load may be charged without the consent of the Distributor or Placement Agent, as applicable.

(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares (with respect to the Fund) or unitholder’s Units (with respect to the Combined Fund) at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares or a unitholder’s purchase of Units (on a “first in - first out” basis). An early repurchase fee payable by a Shareholder or unitholder may be waived by the Fund or the Combined Fund, respectively, in circumstances where the Board determines that doing so is in the best interests of the Fund (with respect to Shares) or the Combined Fund (with respect to Units) and in a manner as will not discriminate unfairly against any Shareholder or unitholder, as applicable. In addition, under certain circumstances the Board may offer to repurchase Shares of the Fund or Units of the Combined Fund at a discount to their prevailing net asset value.

(3)	The Fund pays an Investment Management Fee equal to 1.25% on an annualized basis of the Fund’s net asset value. For the purpose of determining the Investment Management Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month.

(4)	The Combined Fund will pay an Investment Management Fee equal to 1.50% on an annualized basis of the greater of (i) the Fund’s net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. For purposes of determining the Investment Management Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Management Fee payable to the Adviser for that month. In no event will the Investment Management Fee exceed 1.75% as a percentage of the Fund’s net asset value.

(5)	The Fund may pay a Distribution Fee of up to 0.70% on an annualized basis of the Fund’s net asset value attributable to Class A Shares to the Fund’s Distributor or other qualified recipients. The Combined Fund may pay a Distribution Fee of up to 0.70% on an annualized basis of the Combined Fund’s net asset value attributable to Class A Units to the Fund’s Placement Agent or other qualified recipients. Payment of the Distribution Fee is governed by each Fund’s Distribution Plan, which, pursuant to the conditions of an exemptive order issued by the SEC, has been adopted by the Fund with respect to Class A Shares and the Combined Fund with respect to Class A Units in compliance with Rule 12b-1 under the Investment Company Act. Class I Shares of the Fund and Class I Units of the Combined Fund are not subject to the Distribution Fee.

(6)	“Other Expenses” are based on estimated amounts for the current fiscal year. “Other Expenses” include, among other things, professional fees and other expenses that the Fund will bear, including fees and expenses of the Administrator, transfer agent and custodian.

(7)	The Fund pays to the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter. The Incentive Fee is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 1.25% per quarter (or an annualized hurdle rate of 5.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Investment Management Fee, but excluding the Incentive Fee). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.47% of net assets (5.88% annualized).

(8)	At the end of each calendar quarter of the Combined Fund (and at certain other times), the Adviser (or, to the extent permitted by applicable law, an affiliate of the Adviser) will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses).

(9)	Unitholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 20% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. Historically, a substantial majority of the direct investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Portfolio Fund Managers). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Portfolio Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in-kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Portfolio Funds. Figure reflects the “Acquired Fund Fees and Expenses” from April 1, 2019 through March 31, 2020

(10)	The Fund’s “Total Annual Expenses” include incentive fees. The Fund’s Total Annual Expenses excluding incentive fees are 3.50% and 2.89% for Class A Shares and Class I Shares, respectively.

(11)	The Combined Fund’s “Total Annual Expenses” include incentive fees. The Combined Fund’s Total Annual Expenses excluding incentive fees are 3.48% and 2.74% for Class A Shares and Class I Shares, respectively.

(12)	The Adviser has entered into an amended and restated expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Annual Net Expenses (excluding taxes, brokerage commissions, interest from borrowing, borrowing costs, certain transaction-related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and acquired fund fees and expenses) do not exceed 2.70% on an annualized basis with respect to the Class A Shares and 2.00% on an annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver or (b) the expense limit in effect at the time of recoupment. The Expense Limitation Agreement will continue in effect until at least April 1, 2021. The Expense Limitation Agreement automatically renews for consecutive one-year terms. The Expense Limitation Agreement may be terminated by the Board at any time upon thirty days’ written notice to the Adviser. The Expense Limitation Agreement may be terminated by the Adviser as of the end of its then-current term upon thirty days’ written notice to the Fund.

(13)	The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Combined Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction related expenses arising out of investments made by the Fund, extraordinary expenses, the Incentive Fee and any acquired fund fees and expenses) do not exceed 3.00% on an annualized basis with respect to the Class A Shares and 2.30% on an annualized basis with respect to the Class I Shares (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver or (b) the expense limit in effect at the time of recoupment. The Expense Limitation Agreement will continue in effect until at least December 31, 2020. The Expense Limitation Agreement automatically renews for consecutive one-year periods. The Expense Limitation Agreement may be terminated by the Adviser or the Fund upon thirty days’ written notice to the other party.

(14)	The Fund’s “Annual Net Expenses” include incentive fees. The Fund’s Annual Net Expenses excluding incentive fees are 2.72% and 2.03% for Class A Shares and Class I Shares, respectively.

(15)	The Combined Fund’s “Annual Net Expenses” include incentive fees. The Combined Fund’s Annual Net Expenses excluding incentive fees are 3.48% and 2.74% for Class A Units and Class I Units, respectively.

EXAMPLE: You would pay the following expenses based on the imposition of the maximum 3.50% Sales Load (for Class A Shares only) and a $1,000 investment in the Fund, assuming a 5% annual return:

Fund
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$70	$158	$246	$471
CLASS I	$30	$109	$190	$400

EXAMPLE: You would pay the following expenses based on the imposition of the maximum 3.50% Sales Load (for Class A Units only) and a $1,000 investment in the Combined Fund, assuming a 5% annual return:

Pro Forma Combined Fund
	1 YEAR	3 YEARS	5 YEARS	10 YEARS
CLASS A	$80	$170	$260	$490
CLASS I	$39	$118	$200	$410

The examples are based on the annual fees and expenses set out on the tables above and should not be considered a representation of future expenses. The examples reflect the contractual expense limitations described above only for the period the limitations are contractually in effect; the amounts for the other periods reflect the Fund’s gross expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund or the Combined Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund and the Combined Fund, as well as the effect of the Incentive Fee of the Fund and the Combined Fund.

J.	COMPARISON OF SHAREHOLDER SERVICES

Purchase and Redemption Procedures

The Acquiring Fund will offer the same Shareholder purchase and redemption services as the Fund, except that in order to purchase Units of the Acquiring Fund, an investor must be both an accredited investor and a qualified client. Shares of the Fund and Units of the Acquiring Fund are generally offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.

Minimum Initial and Subsequent Subscription Amounts

The Acquiring Fund offers the same subscription minimums and dividend reinvestment plan (“DRIP”) as the Fund.

Redemptions

Neither the Fund nor the Acquiring Fund are liquid investments. No Shareholder of the Fund or unitholder of the Acquiring Fund has the right to require the Fund or the Acquiring Fund to redeem its shares or Units.

The Adviser anticipates recommending to the Board of Managers of each of the Fund and the Acquiring Fund that, under normal market circumstances, each of the Fund and the Acquiring Fund conduct repurchase offers of no more than 5% of the Acquiring Fund’s net assets on or about each January 1, April 1, July 1 and October 1.

Any repurchases of Shares or Units will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Funds may also elect to repurchase less than the full amount that a Shareholder or unitholder requests to be repurchased. In determining whether the Funds should offer to repurchase Shares from Shareholders of the Fund or Units from unitholders of the Acquiring Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

Dividends and other Distributions

The Fund contemplates declaring quarterly dividends each calendar year constituting all or substantially all of its investment company taxable income. The Acquiring Fund contemplates declaring as dividends each year all or substantially all of its taxable income.

The Acquiring Fund has a DRIP that is identical to the DRIP of the Fund. Shareholders who have elected to participate in the Fund’s DRIP will continue to participate in the Acquiring Fund’s DRIP following the Reorganization.

Fiscal Year

The Fund and the Acquiring Fund each have a fiscal year ending March 31 and a tax year ending October 31.

Legal Structures

Each of the Fund and the Acquiring Fund is a Delaware limited liability company.

K.	CAPITALIZATION

The table below sets forth the capitalization of the Fund as of September 30, 2020, and the pro forma capitalization of the Combined Fund as if the Reorganization had occurred on that date.

	Fund (PIO)	Acquiring Fund (PGPE)	Adjustments[1]	Pro Forma Combined Fund
Net Assets	Class A: $10,147.82 Class I: $69,302,735.41	Class A: $3,446,531,779.57 Class I: $2,950,270,092.87	Class A: ($75,184.19)[2] Class I: ($7,734,445.89)[3]	Class A: $3,446,466,743.20 Class I: $3,011,838,382.39
Common Shares/Units Outstanding	Class A: 2,073.25 Class I: 14,099,162.55	Class A: 534,192,757.16 Class I: 451,511,646.65	Class A: (12,153.42)[4] Class I: (4,676,694.69)[5]	Class A: 534,182,676.99 Class I: 460,934,114.51
Net Asset Value per Share/Unit	Class A: $4.8946 Class I: $4.9154	Class A: $6.4519 Class I: $6.5342	N/A	Class A: $6.4519 Class I: $6.5342

(1)	Reorganization costs to be born equally between the Fund and Acquiring Fund have been split pro rata between each Fund’s classes for inclusion in the Adjustments column along with dividends for year end, and where applicable the tender of Shares by Shareholders occurring on or about October 31, 2020 and January 1, 2021.
(2)	The estimate of Class A's adjustments includes an estimate of costs of the Reorganization attributable to Class A, with a value of $74,912.14, and dividends for year end at a value of $272.05.
(3)	The estimate of Class I's adjustments includes an estimate of costs of the Reorganization attributable to Class I, with a value of $203,087.86, and dividends for year end at a value of $2,001,140.38, as well as the tender of Shares by Shareholders occurring on or about October 31, 2020 and January 1, 2021. The value of tenders for Class I of the Fund were $5,530,217.65.
(4)	The estimate of Share adjustments for Class A includes an estimate of costs of the Reorganization attributable to Class A and an adjustment under the NAV per Unit of the Acquiring Fund resulting in a difference of 500.41 as a result of converting the Fund Shares to Units of the Acquiring Fund.
(5)	The estimate of Share adjustments for Class I includes an estimate of costs of the Reorganization attributable to Class I, projected year end dividends, and an adjustment under the NAV per Unit of the Acquiring Fund resulting in a difference of 3,493,007.95 as a result of converting the Fund Shares to Units of the Acquiring Fund, as well as the tender of Shares by Shareholders occurring on or about October 31, 2020 and January 1, 2021.

L.	OUTSTANDING SHARES

As of September 30, 2020, the Fund had approximately 2,073 Class A Shares and 14,099,163 Class I Shares outstanding.

M.	APPRAISAL RIGHTS

Shareholders of the Fund do not have appraisal rights in connection with Proposal 1.

VOTING INFORMATION AND REQUIREMENTS

Record Date

Shareholders of record of the Fund as of the close of business on September 1, 2020 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting. Shareholders on the Record Date will be entitled to one vote for each share held.

Since the beginning of the most recently completed fiscal year, no Manager or executive officer of the Fund has made any purchases or sales of securities of the Adviser or any of their respective affiliated companies.

Proxies

Shareholders of record as of the Record Date may vote by appearing in person at the Special Meeting, or may authorize a proxy to vote their shares by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. If your shares are held in “street name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. Please note that if you are a holder in “street name” and wish to vote in person at the Special Meeting, you must obtain a legal proxy from your broker or bank, which may take several days.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting.

Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund stating that the proxy is revoked, by a subsequent proxy executed by such Shareholder, attendance at the Special Meeting and voting in person, or revocation by such Shareholder using any electronic, telephonic, computerized or other alternative means authorized by the Board.

If you hold shares through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a Proposal, your shares will be voted “FOR” the Proposal.

Quorum

The presence in person or by proxy of Shareholders holding a majority of the total number of votes eligible to be cast by all Shareholders as of the record date shall constitute a quorum at the Special Meeting.

Adjournments

Any meeting of Shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Notice of adjournment of a Shareholders’ meeting to another time or place need not be given, if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting.

Householding

Please note that only one copy of Shareholder documents, including annual or semi-annual reports and proxy materials may be delivered to two or more Shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of Shareholder documents. Mailings of your Shareholder documents may be householded indefinitely unless you instruct the Fund otherwise. To request a separate copy of any Shareholder document, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, Shareholders should contact the Fund at the address and phone number set forth above.

SHAREHOLDER INFORMATION

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the Shareholders who own 5% or more of the outstanding voting shares of each class of the Fund. Any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund is deemed to be an “affiliated person” of the Fund. A control person is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Fund.

As of March 31, 2020, the Officers and Managers of the Fund, as a group, owned less than 1% of the shares of the Fund. As of June 22, 2020, the following Shareholders held beneficially or of record 5% or greater of the outstanding voting securities of each class of the Fund:

NAME AND ADDRESS	pERCENTAGE OF OWNERSHIP
Partners Group Private Markets Insurance Fund I, a series of SALI Multi-Series Fund IX, L.P. c/o Partners Group (USA) Inc. 1114 Avenue of the Americas, 37th Floor New York, NY 10036	43.23% of Class I
Partners Group Finance USD IC Limited Tudor House, Le Bordage St. Peter Port Guernsey, Channel Islands GY1 6BD	21.66% of Class I
Partners Group Finance USD IC Limited Tudor House, Le Bordage St. Peter Port Guernsey, Channel Islands GY1 6BD	100.00% of Class A

Submission of Shareholder Proposals

The Fund is not required, and does not intend, to hold annual meetings of its Shareholders unless called for under the provisions of the Investment Company Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting should send their written proposals to Partners Group Private Income Opportunities, LLC., c/o Robert Collins, 1114 Avenue of the Americas, 37th Floor, New York, NY 10036. Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Solicitation of Shareholder Vote

If you wish to participate in the Special Meeting you may submit the proxy card included with this Proxy Statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by telephone, Internet, mail or in person. At any time before the Special Meeting, you may change your vote even if a proxy has already been returned by written notice to the Fund, by submitting a subsequent proxy by mail or by voting in person at the Special Meeting. Should you require additional information regarding the proxy or replacement proxy cards, please call us toll-free at 1-833-934-2738.

The Adviser expects that the solicitation of proxies from Shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Broadridge Financial Solutions, Inc.. Broadridge Financial Solutions, Inc. is expected to receive approximately $2,418.88, split equally by the Fund and the Acquiring Fund, for the solicitation of proxies. The Fund and the Acquiring Fund will each pay half of the expenses of the preparation, printing and mailing of the proxy materials and the legal fees.

All proxy cards solicited that are properly executed and received in time to be voted at the Special Meeting will be voted at the Special Meeting, and any adjournment thereof, according to the instructions on the proxy card. If no specification is made on a proxy card, shares will be voted FOR the Proposals.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

APPENDIX A

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION is made as of the 13th day of July 2020, by Partners Group Private Equity (Master Fund), LLC, a Delaware limited liability company (the “Acquiring Fund”), Partners Group Private Income Opportunities, LLC, a Delaware limited liability company (the “Acquired Fund,” and together with the Acquiring Fund, the “Funds”) and Partners Group (USA) Inc. (“Partners Group” or the “Adviser”).

A. BACKGROUND

Each of the Funds is a closed-end management investment company registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is intended to effect the reorganization (the “Reorganization”) of the Acquired Fund with and into the Acquiring Fund.

The Reorganization will be effected by the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (1) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (2) the issuance by the Acquiring Fund to the Acquired Fund of units of limited liability company interest (“Units”) of each of Class A Units and Class I Units (each, an “Acquiring Class”) of the Acquiring Fund (“Acquiring Class Units” and together, the “Acquiring Fund Units”). This transaction will be promptly followed by a pro rata distribution by the Acquired Fund of the Acquiring Fund Units it receives to its shareholders in exchange for corresponding shares of limited liability company interest (“Shares”) of each of the Class A Shares and Class I Shares (each, an “Acquired Class”) of the Acquired Fund (“Acquired Class Shares” and together, the “Acquired Fund Shares”) that are then outstanding, in liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Plan.

The Board of Managers of each of the Funds (each, a “Board”), based on the recommendations, advice and information provided to each Board by the Adviser, its legal counsel and others, has approved this Plan and determined that participation in the Reorganization is in the best interests of each of the Funds and that the interests of each of the Funds’ existing shareholders or unitholders, as the case may be, will not be diluted as a result of the Reorganization.

B. THE REORGANIZATION

1.	Transfer of Assets of the Acquired Fund in Exchange for Assumption of Liabilities and Issuance of Acquiring Fund Units

1.1	Subject to the terms and conditions set forth herein, in a Closing as of the Closing Date (each of the Closing and the Closing Date are as defined in paragraph 3.1), the Acquired Fund will transfer all of its assets (as described in paragraph 1.2) and assign and transfer all of its debts, obligations, duties and other liabilities to the Acquiring Fund. In exchange for all of the assets of the Acquired Fund, as of the Closing Date: (A) the Acquiring Fund will assume all of the debts, obligations, duties and other liabilities of the Acquired Fund, whether accrued, absolute, contingent or otherwise, then existing, such that after the Closing Date the same may be enforced against the Acquiring Fund to the same extent as if they had been incurred by the Acquiring Fund; and (B) the Acquiring Fund will issue units of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net value of the assets transferred by the Acquired Fund to the Acquiring Fund, less the liabilities assumed by the Acquiring Fund. The number of Units of each Acquiring Class issued by the Acquiring Fund shall be determined by the Acquiring Fund by dividing the aggregate net value of the assets attributable to the Acquired Class, less the liabilities assumed by the Acquiring Fund attributable to the Acquired Class, by the net asset value per Unit of the corresponding Acquiring Class. Based on this calculation, the Acquiring Fund shall issue Units of each Acquiring Class with aggregate net asset value equal to the value of assets, less assumed liabilities, attributable to the corresponding Acquired Class. The transactions described in this paragraph 1.1 will take place at the Closing Date.

1.2	The assets of the Acquired Fund to be acquired by the Acquiring Fund will include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), tax operating losses, claims or rights of action, rights to register shares of limited liability company interest under applicable securities laws, books and records, deferred or prepaid expenses and all other tangible and intangible property owned by the Acquired Fund at the Closing Date.

1.3	The Acquired Fund will, within a reasonable time prior to the Closing Date, if requested, furnish the Acquiring Fund with a list of assets held on such date. The Acquired Fund may sell any asset on the list prior to the Closing Date. After the list of assets has been provided, the Acquired Fund will notify the Acquiring Fund of its purchase of additional investments not reflected on the list, within a reasonable time after such purchase. Within a reasonable time after receipt of the list and prior to the Closing Date, the Acquiring Fund will advise the Acquired Fund of any assets on the Acquired Fund’s list referred to in the first sentence of this paragraph which do not conform to the Acquiring Fund’s investment objective, policies and restrictions. In the event that the Acquired Fund holds any investments which the Acquiring Fund may not hold, the Acquired Fund will dispose of such investments prior to the Closing Date. In addition, if it is determined that the portfolios of an Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

1.4	The Acquired Fund will endeavor to discharge all of the known liabilities and obligations of the Acquired Fund prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves, including those liabilities reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by State Street Bank and Trust Company (“State Street” or the “Administrator”), the administrator, custodian, transfer agent and accounting agent of the Funds, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall also assume any liabilities, expenses, costs or charges incurred by or on behalf of the Acquired Fund specifically arising from or relating to the operations and/or transactions of the Acquired Fund prior to and including the Closing Date but which are not reflected on the above-mentioned statement of assets and liabilities, including any liabilities, expenses, costs or charges arising under paragraph 5.7 hereof.

1.5	At, or as soon as possible after, the Closing Date, the Acquired Fund will distribute in liquidation the Units of each Acquiring Class it receives to the shareholders of record of the corresponding Acquired Class, determined as of the close of business on the day of the Closing, pro rata in proportion to each shareholder’s limited liability company interest in the corresponding Acquired Class. Such distribution will be in exchange for each shareholder’s corresponding Acquired Class Shares such that holders of Acquired Class A Shares will receive Acquiring Class A Units and holders of Acquired Class I Shares will receive Acquiring Class I Units. Such distribution will be accomplished by the transfer of the Acquiring Fund Units then credited to the account of the Acquired Fund on the share records of the Acquiring Fund to open accounts on those records in the names of the Acquired Fund shareholders and representing the respective pro rata number of the Acquiring Fund Units received from the Acquiring Fund that are due to the Acquired Fund shareholder. Fractional Acquiring Fund Units will be rounded to the third place after the decimal point.

1.6	The stock transfer books of the Acquired Fund will be permanently closed as of the close of business on the day immediately preceding the Closing. Share redemption requests received thereafter by the Acquiring Fund with respect to the Acquired Fund will be deemed to be redemption requests for Units of the Acquiring Fund issued pursuant to this Plan. As of the Closing Date, all issued and outstanding Shares of the Acquired Fund will be canceled on the books of the Acquired Fund. The Acquired Fund shareholders will have the right to receive any unpaid dividends or other distributions that were declared as of or prior to the Closing Date with respect to the Acquired Fund Shares that are held by the Acquired Fund shareholders at the Closing Date.

1.7	If an Acquired Fund shareholder requests a change in the registration of the shareholder’s Acquiring Fund Units to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the Acquiring Fund an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

1.8	The legal existence of the Acquired Fund will be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and termination.

1.9	Any reporting responsibility of the Acquired Fund shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

2.	Valuation

2.1	The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder, and the value of the full and fractional Acquiring Fund Units to be issued in exchange for the Acquired Fund’s assets, will be computed as provided in the Acquiring Fund’s private placement memorandum as of the close of business on the day prior to the Closing Date (the “Valuation Date”) using the valuation procedures set forth in the Acquiring Fund’s current private placement memorandum and statement of additional information (the “Valuation Procedures”).

2.2	All computations of value will be made by the Adviser and the Administrator in accordance with the Valuation Procedures.

3.	Closing And Closing Date

3.1	The transfer of the Acquired Fund’s assets in exchange for the assumption by the Acquiring Fund of the Acquired Fund’s liabilities and the issuance of Acquiring Fund Units to the Acquired Fund, as described above, together with such related acts as are necessary to consummate such transactions (the “Closing”), will occur at such place and on such date or dates and time or times (together, the “Closing Date”) as may be determined by the Board or an authorized officer of each of the Funds.

3.2	At the Closing, the Funds will deliver such bills of sale, checks, assignments, stock certificates, receipts or other documents as the Funds deem necessary or reasonable or counsel may request.

3.3	State Street, as custodian for the Acquiring Fund, shall deliver as soon as practicable after the Closing a certificate of an authorized officer of State Street stating that (a) the Acquired Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

3.4	State Street, as custodian for the Acquired Fund, shall deliver at the Closing a list of the names and addresses of shareholders of each Acquired Class and the number of the Acquired Class Shares owned by each such shareholder immediately prior to the Closing or provide such information to the Acquiring Fund’s transfer agent. State Street shall issue and deliver a confirmation evidencing the Acquiring Fund Units to be credited to the Acquired Fund’s account on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Units have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

4.	Representations and Warranties

4.1	The Acquired Fund represents and warrants that:

4.1.A	There are no contracts or other commitments (other than this Plan) of the Acquired Fund, which will be terminated with liability to the Acquired Fund prior to the Closing Date;

4.1.B	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

4.1.C	The Statement of Assets and Liabilities of the Acquired Fund as of March 31, 2020, the Schedule of Investments and the related Statement of Operations for the year then ended and the Financial Highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm or its predecessors, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such dates;

4.1.D	Since March 31, 2020, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection D, a decline in net asset value per Share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of an Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by the Acquired Fund’s shareholders shall not constitute a material adverse change;

4.1.E	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions of the Acquired Fund required by law to have been filed by such dates, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquired Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.1.F	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such. The Acquired Fund has been eligible to and has computed its federal income tax liability under Section 852 of the Code and will have deductions for dividends paid (as defined in Section 561 of the Code) at least equal to all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

4.1.G	All of the issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the Acquired Fund Shares will, at the time of Closing, be held by persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.5. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of its Shares, nor is there outstanding any security convertible into any of its Shares;

4.1.H	At the Closing Date, (i) the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund (as described in paragraph 1.2) and full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”) and the 1940 Act with respect to privately-placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business and of which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

4.1.I	The information furnished by the Acquired Fund for use in applications for orders, registration statements or information statement materials or for use in any other document filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

4.1.J	The current prospectus and statement of additional information of the Acquired Fund on Form N-2 conform in all material respects to the applicable requirements of the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.2	The Acquiring Fund represents and warrants that:

4.2.A	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which to its knowledge, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or the business of the Acquiring Fund or their ability to consummate the transactions contemplated herein;

4.2.B	Since March 31, 2020, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For purposes of this subsection B, a decline in net asset value per Unit of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of the Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Units by Acquiring Fund shareholders shall not constitute a material adverse change;

4.2.C	At the date hereof and at the Closing Date, all federal and other tax returns and reports, including extensions, of the Acquiring Fund required by law to have been filed by such dates, shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

4.2.D	For each taxable year of its operation and for the period until the Closing Date, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such. The Acquiring Fund has been eligible to and computed its federal income tax liability under Section 852 of the Code and will have deductions for dividends paid (as defined in Section 561 of the Code) at least equal to all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued for the year through the Closing Date;

4.2.	E All of the issued and outstanding Acquiring Fund Units are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its Units, nor is there outstanding any security convertible into any of its Units;

4.2.F	The Acquiring Fund Units to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund’s shareholders, pursuant to the terms of this Plan, will at the Closing Date have been duly authorized and when so issued and delivered, will be duly and validly issued Acquiring Fund Units, and will be fully paid and non-assessable by the Acquiring Fund. The shareholders of the Acquiring Fund are entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware;

4.2.G	The information furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

4.2.H	The current private placement memorandum and statement of additional information of the Acquiring Fund on Form N-2 conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statements of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

4.3	Partners Group represents and warrants to the Funds as follows: To the knowledge of Partners Group (i) there are no claims, actions, suits or proceedings pending against the Acquired Fund or the Acquiring Fund, and (ii) there are no claims, actions, suits or proceedings, or circumstances that have been identified by Partners Group as reasonably likely to give rise to any claims, actions, suits or proceedings against the Acquired Fund or Acquiring Fund that would materially adversely affect the Acquired Fund or the Acquiring Fund or their assets or business, other than those disclosed by Partners Group in writing to and accepted by the Acquiring Fund and Acquired Fund.

5.	Covenants of the Acquired Fund and the Acquiring Fund

5.1	The Acquiring Fund and the Acquired Fund will operate their respective businesses in the ordinary course between the date hereof and the Closing Date. It is understood that such ordinary course of business may include the declaration and payment of dividends and distributions.

5.2	The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.3	The Acquired Fund covenants that: (i) the Acquiring Fund Units to be issued to its shareholders hereunder are not being acquired for the purpose of making any distributions thereof other than in accordance with the terms of this Plan; (ii) to the best of the knowledge of the Acquired Fund, there is no plan or intention by the Acquired Fund’s shareholders to sell, exchange or otherwise dispose of a number of Acquired Fund Shares (or the Acquiring Fund Units received in the Reorganization), in connection with the Reorganization that would reduce the Acquired Fund Shareholders’ ownership of Acquired Fund Shares (or equivalent Acquiring Fund Units) to a number of shares that is less than 50 percent of the number of Acquired Fund Shares as of the record date of the Reorganization; and (iii) the Acquired Fund will not take any position on any federal state or local income or franchise tax return, or take any other tax reporting position, that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code.

5.4	The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquiring Fund Units.

5.5	Subject to the provisions of this Plan, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all actions and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.6	The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing date, the Acquiring Fund and the Acquired Fund will take such action or cause such action to be taken, as reasonably necessary to enable Faegre Drinker Biddle & Reath LLP to render the tax opinion contemplated in paragraph 6.5.

6.	Conditions

Consummation of the Reorganization is subject to the following conditions:

6.1	This Plan and the transactions contemplated herein will be approved by the Managers of the Funds, and by the requisite vote of the Acquired Fund’s shareholders;

6.2	Prior to the Closing Date, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare a dividend, with a record date and ex-dividend date prior to the Closing Date, which, together with all previous dividends and distributions, will result in the Acquired Fund having a deduction for dividends paid (as defined in Section 561 of the Code) at least equal to all of the Acquired Fund’s investment company taxable income, if any, for the taxable periods or years ended on or before October 31, 2020 and for the subsequent period up to and including the Closing Date, and all of the Acquired Fund’s net capital gain, if any, recognized in the taxable periods or years ended on or before October 31, 2020 and in the subsequent period up to and including the Closing Date.

6.3	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities) deemed necessary by the Funds to permit consummation, in all material respects, of the transactions contemplated hereby will be obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund;

6.4	At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1, and will have full right, power and authority to sell, assign, transfer and deliver such assets hereunder. Upon delivery and in payment for such assets, the Acquiring Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

6.5	Each of the Funds will receive at or before the Closing Date an opinion of Faegre Drinker Biddle & Reath LLP satisfactory to each of the Funds based on representations of the Funds and reasonable assumptions, substantially to the effect that for federal income tax purposes and with respect to other matters:

6.5.A	The transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for the issuance of the applicable Acquiring Class Units to the Acquired Fund, followed by the distribution in liquidation by the Acquired Fund of units of each Acquiring Class to the corresponding Acquired Class shareholders in exchange for their Acquired Class Shares and the termination of the Acquired Fund, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

6.5.B	No gain or loss will be recognized by the Acquired Fund upon (i) the transfer of its assets to the Acquiring Fund in exchange for the issuance of Acquiring Fund Units to the Acquired Fund and the assumption by the Acquiring Fund of the Acquired Fund’s liabilities, if any, and (ii) the distribution by the Acquired Fund of the Acquiring Fund Units to the Acquired Fund shareholders;

6.5.C	No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Fund’s assets in exchange for the issuance of Acquiring Fund Units to the Acquired Fund and the assumption by the Acquiring Fund of the liabilities, if any, of the Acquired Fund;

6.5.D	The tax basis of the assets acquired by the Acquiring Fund from the Acquired Fund will be, in each instance, the same as the tax basis of those assets in the Acquired Fund’s hands immediately before the transfer;

6.5.E	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will, in each instance, include the Acquired Fund’s tax holding period for those assets, provided such assets were held as capital assets on the date of the exchange;

6.5.F	The Acquired Fund’s shareholders will not recognize gain or loss upon the exchange of their Acquired Fund Shares for Acquiring Fund Units as part of the transaction;

6.5.G	The tax basis of the Acquiring Class Units received by the shareholders of the corresponding Acquired Class in the transaction will be, for each Acquired Class shareholder, the same as the tax basis of the Acquired Class Shares surrendered in exchange therefor;

6.5.H	The tax holding period of the Acquiring Class Units received by shareholders of the corresponding Acquired Class will include, for each Acquired Class shareholder, the tax holding period for the Acquired Class Shares surrendered in exchange therefor, provided that those Acquired Class Shares were held as capital assets on the date of the exchange;

6.5.I	The Acquired Fund and Acquiring Fund are each a Delaware limited liability company validly existing and in good standing under the laws of the State of Delaware;

6.5.J	Neither the Acquired Fund nor the Acquiring Fund is, and the execution, delivery and performance of this Plan by the Acquired Fund and the Acquiring Fund will not result in, a violation of the Acquired Fund’s or the Acquiring Fund’s respective limited liability company agreement or any material agreement, indenture, contract, lease or other undertaking to which the Funds is a party, or by which the Funds or their property are bound;

6.5.K	The Funds are each a registered investment company classified as a management company of the closed-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect; and

6.5.L	The execution, delivery and performance of this Plan has been duly authorized by all necessary actions on the part of the Board of each of the Funds, and this Plan will constitute a valid and binding obligation of each of the Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

6.6	All representations and warranties of the Acquiring Fund and the Acquired Fund, contained in this Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Plan, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

The Acquired Fund and the Acquiring Fund will make and provide representations that are reasonably necessary to enable Faegre Drinker Biddle & Reath LLP to deliver an opinion substantially as set forth in paragraph 6.5, which opinion may address such other matters, if any, that Faegre Drinker Biddle & Reath LLP believes to be material to the Reorganization.

7.	Expenses

Each of the Acquired Fund and the Acquiring Fund will bear equally the expenses in connection with carrying out this Plan, whether or not the Reorganization is consummated, including the fees and disbursements of attorneys, auditors and custodians, any federal and state stock transfer stamps required for the transfer of the Acquired Fund’s securities to the Acquiring Fund and for the transfer of Acquiring Fund Units to registered shareholders of the Acquired Fund in liquidation of the Acquired Fund.

8.	Termination

This Plan may be terminated by the Board of each of the Funds, and each of the Funds may abandon the Reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Acquired Fund, if any, at any time prior to the Closing, if circumstances develop that, in the judgment of the Board of each of the Funds, make proceeding with the Plan inadvisable.

9.	Amendment

This Plan may be amended, modified or supplemented in such manner as may be determined by the Board of each of the Funds; provided, however, that following the approval of this Plan by the Acquired Fund’s shareholders, if any, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Units to be paid to that Fund’s shareholders under this Plan to the detriment of such Fund shareholders without their further approval.

10.	Headings; Counterparts; Governing Law; Assignment; Survival; Waiver

10.1	The article and paragraph headings contained in this Plan are for reference purposes only and do not affect in any way the meaning or interpretation of this Plan.

10.2	This Plan will be governed by and construed in accordance with the laws of the State of Delaware.

10.3	This Plan will be binding upon and inure to the benefit of the Funds and their respective successors and assigns. Nothing herein expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation other than the Funds and their respective successors and assigns any rights or remedies under or by reason of this Plan.

10.4	All persons dealing with the Acquired Fund or the Acquiring Fund must look solely to the property of the Acquired Fund or the Acquiring Fund, respectively, for the enforcement of any claims against the Acquired Fund or the Acquiring Fund, as none of the Managers, officers, agents or shareholders of the Funds assume any personal liability for obligations entered into on behalf of the Acquired Fund or the Acquiring Fund.

10.5	The obligations set forth herein will not survive the Closing, except for the provisions of paragraph 1.8.

10.6	Each Fund, after consultation with counsel and with the consent of each Board, or any appropriate officer, may waive any condition to the obligations hereunder if, in their or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Funds.

11.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Plan will be in writing and will be given by prepaid telegraph, telecopy or certified mail addressed to the Acquiring Fund or Acquired Fund at 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, Attention: President of Partners Group (USA) Inc..

IN WITNESS WHEREOF, the Funds have caused this Plan to be executed by a duly authorized officer.

PARTNERS GROUP PRIVATE EQUITY (MASTER FUND), LLC

By:
Title:

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

By:
Title:

PARTNERS GROUP (USA) INC., with respect to paragraphs 4.3 and 7 only

By:
Title:

Appendix B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Fund’s and Acquiring Fund’s Investment Objectives and Principal Investment Strategies

The investment objective and principal investment strategies of the Fund and the Acquiring Fund are outlined in the following table.

	Fund	Acquiring Fund
Investment Objective

The Fund seeks to provide investors with attractive risk-adjusted returns and current income and, to a lesser extent, long-term capital appreciation by investing in a diversified portfolio of predominantly credit-related opportunities, including but not limited to, first and second lien senior secured loans, secured unitranche debt, unsecured debt (e.g., mezzanine debt), structurally subordinated instruments, and equity instruments. The Fund may purchase interests in loans through secondary market transactions in the “over-the-counter” market for institutional loans or directly from the Fund’s target companies as primary market investments. In addition, a portion of the Fund’s portfolio may be comprised of corporate bonds and other debt securities.

In connection with its debt investments, the Fund may on occasion receive equity interests such as warrants, options, or other equity-related instruments. The Fund may also purchase common or preferred equity interests in target companies, often (but not exclusively) in conjunction with an existing debt investment. In addition, the Fund may also invest in debt financing real estate or infrastructure projects, in an effort to optimize the diversification of the portfolio. Finally, the Fund may make special situation investments, including but not limited to specialty credit, structured finance, asset-based loans, distressed assets and/or other opportunistic investments.

In furtherance of its investment objective, the Fund seeks to earn superior risk-adjusted returns by investing through the credit cycles and systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer attractive relative value at a given point in time. The Fund will endeavor to invest in companies exhibiting market leadership, stable long-term growth, high cash flow generation and proven management teams, among other characteristics. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private credit market, resulting in a favorable return pattern relative to competitors that may focus solely on a narrow segment of the market.

The Acquiring Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diversified private equity portfolio. In particular, the Acquiring Fund’s objective is to earn superior risk-adjusted returns by systematically overweighting the vehicles, segments and opportunities that the Adviser believes offer the most attractive relative value at a given point in time. The Adviser believes that this investment strategy will capitalize on the diverse, dynamic nature of the private equity industry, resulting in a favorable return pattern relative to funds of funds and vehicles that focus solely on a narrow segment of the market, such as listed private equity.

It is intended that the Acquiring Fund will provide Members with asset allocation services and access to private equity investments that are typically only available to large institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack private equity exposure.

The investment objective of the Acquiring Fund is not a fundamental policy of the Acquiring Fund and may be changed by the Board without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Units. The Fund’s fundamental policies may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.

	Fund	Acquiring Fund
Principal Investment Strategies

The Fund’s investments (the “Fund Investments”) are expected to consist primarily of (i) investments in the debt of various companies, ventures, businesses and real estate, infrastructure and other assets (“Portfolio Companies”), (ii) equity participation in such Portfolio Companies through various instruments such as warrants, options, common or preferred stock and other forms of equity participation and (iii) other opportunistic investments.

Asset allocation and investment selection will be guided by the Adviser’s global relative value analysis, which takes into account changes in the market environment.

The Adviser manages the Fund’s portfolio with a view toward generating current income, managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private credit and private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

The Acquiring Fund’s investments (the “Fund Investments”) are expected to include: (i) direct investments in the equity and/or debt of operating companies; (ii) primary and secondary investments in private equity funds (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”); and (iii) listed private equity vehicles, such as business development companies (including derivatives tied to the returns of such vehicles). For purposes of this Prospectus, (i) listed private equity vehicles that are structured as commingled investment pools are deemed to be Portfolio Funds and (ii) the investment managers of such vehicles, along with the lead investors of direct private equity investments, are deemed to be Portfolio Fund Managers.

Asset allocation and investment selection will be guided by the Adviser’s global relative value analysis, which takes into account changes in the market environment.

The Adviser manages the Acquiring Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level. Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Shares by investors and any distributions made to investors. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

Fund	Acquiring Fund

• Diversifying investments and commitments across geographies, industries, sectors, capital structures, and maturity dates; and

•     Tracking operating performance of underlying companies and their compliance with financial covenants.

To the extent permitted by the Investment Company Act, the Fund is also expected to borrow for investment purposes.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

The Fund holds liquid assets and intends to hold such liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time.

A significant amount of the loans in which the Fund will invest may be rated below investment grade by rating agencies or would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics and may carry a greater risk with respect to a borrower’s capacity to pay interest and repay principal.

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful.

The Adviser intends to use a range of techniques to reduce the risk associated with the Acquiring Fund’s investment strategy. These techniques may include, without limitation:

•   Diversifying investments and commitments across several “vintage years” (i.e., the year in which a Portfolio Fund begins investing);

•    Actively managing cash and liquid assets; and

•   Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

To enhance the Acquiring Fund’s liquidity, particularly in times of possible net outflows through the tender of Shares by investors, the Adviser may sell certain of the Acquiring Fund’s assets on the Acquiring Fund’s behalf.

The Acquiring Fund holds liquid assets and intends to hold such liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Acquiring Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To the extent permitted by the Investment Company Act, the Acquiring Fund may borrow for investment purposes.

Appendix C

COMPARISON OF THE PRINCIPAL RISKS

The following discussion describes the principal risks that are associated with the Fund and the Acquiring Fund. References to a Fund refer to both the Fund and the Acquiring Fund.

Each of the Fund and the Acquiring Fund are subject to various risks, including risks resulting from the Funds business and structure, management, regulation as an investment company, and investments. The investment related risks of the Fund generally result from investments in private credit or debt, and the investment related risks of the Acquiring Fund generally result from its investments in the equity of private companies or in private equity funds that invest in such companies. The scope of permissible investments and related risks of the Acquiring Fund are also more expansive than the Fund’s scope of permissible investments and related risks. The identified risks in the table below are discussed in more detail in the disclosure that immediately follows the table.

Risk	Fund	Acquiring Fund
Breach of covenants	X
Brexit risk	X	X
Closed-end fund; liquidity limited to periodic repurchases of interests	X	X
Collateral risks for second lien investments and unsecured debt	X
Competition for investment opportunities	X	X
Conflicts of Interest		X
Control positions		X
Currency risk	X	X
Defaulted debt securities and other securities of distressed companies	X	X
Derivative instruments	X	X
Economic, political and legal risks	X	X
Effects on borrowing by Portfolio Companies	X
Eurozone risk	X	X
Hedging	X	X
Incentive Fee	X	X
Interest rate risk	X
Lack of control	X
Limited operating history of Fund Investments	X	X
Nature of Portfolio Companies	X	X
Non-diversified status	X	X
Prepayment	X
Reliance on the Adviser	X	X
Reliance on key personnel	X
Risks related to bankruptcy of a Portfolio Company	X
Smaller capitalization issuers	X
Special risks pertaining to investments in Portfolio Funds		X
Valuation of Fund Investments subject to adjustment	X	X

Breach of covenants

A Portfolio Company’s failure to satisfy financial or operating covenants imposed by the Fund or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a Portfolio Company’s ability to meet its obligations under the debt or equity securities that the Fund holds. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting Portfolio Company.

Brexit risk

The Fund may invest directly or indirectly from time to time in European companies and assets, including investments located in the United Kingdom (“UK”). In June 2016, voters in the UK approved a referendum to leave the EU. The UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. An agreement was reached, and the UK left the EU on January 31, 2020, with a transition period during which the parties will negotiate their future relationship currently set to end on December 31, 2020. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Moreover, the uncertainty about the ramifications of Brexit may cause significant volatility and/or declines in the value of the Euro and British pound. Brexit (and in particular a hard Brexit, i.e., an exit in which the UK leaves not only the EU, but also the EU single market and the EU customs union, and without agreements on trade, finance and other key elements) may cause significant market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. This may cause the value of the Fund’s securities that are economically tied to the UK or EU to decline. Additionally, it is possible that measures could be taken to revote on the issue of Brexit, or that portions of the UK could seek to separate and remain a part of the EU. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the price of other securities rise or remain unchanged.

Closed-end fund; liquidity limited to periodic repurchases of Shares

The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. The Fund is not a liquid investment and you should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. In contrast, the majority of the Fund’s investments will be illiquid.

The Fund does not intend to list its Shares for trading on any national securities exchange. There is no secondary trading market for Shares, and none is expected to develop. Shares are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Shares are not redeemable at the option of Shareholders and they are not exchangeable for Shares of any other fund. Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and the Adviser intends to recommend that, in normal market circumstances, the Board conduct repurchase offers of no more than 5% of the Fund’s net assets on or about the Initial Repurchase Date, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1, Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Shareholders must submit a request to have their Shares repurchased and the date they can expect to receive payment for their Shares from the Fund. Shareholders whose Shares are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Shares are valued for purposes of such repurchase. Shareholders will have to decide whether to request that the Fund repurchase their Shares without the benefit of having current information regarding the value of Shares on a date proximate to the date on which Shares are valued by the Fund for purposes of effecting such repurchases.

Collateral risks for second lien investments and unsecured debt

Certain credit investments that the Fund has made, or intends to make, in Portfolio Companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the Portfolio Company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by such company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the Fund receives any distribution. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

The Fund may also make unsecured debt investments in Portfolio Companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such Portfolio Companies’ collateral, if any, will secure the Portfolio Company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the Portfolio Company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before the Fund. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy the Fund’s unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, the Fund’s unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the Portfolio Company’s remaining assets, if any.

Where the Fund makes investments in Portfolio Companies that have senior debt outstanding and the Fund is granted a security interest in collateral by the relevant Portfolio Companies, the Fund’s rights with respect to such collateral may also be limited pursuant to the terms of one or more inter-creditor agreements that the Fund will enter into with the holders of the senior debt. Under such an inter-creditor agreement, the holders of obligations secured by first priority liens may hold the following rights and/or powers: (i) the ability to cause the commencement of enforcement proceedings against the collateral, (ii) the ability to control the conduct of such proceedings, (iii) the approval of amendments to collateral documents, (iv) releases of liens on the collateral, and (v) waivers of past defaults under collateral documents. The Fund may not have the ability to control or direct such actions, even if its rights are adversely affected.

Competition for investment opportunities

The Fund will compete for investments with other investment funds (including registered investment companies, private equity funds, mezzanine funds and collateralized loan obligation (CLO) funds), as well as traditional financial services companies such as commercial banks, finance companies, business development companies (BDCs), small business investment companies (SBICs) and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may strengthen. Many of the Fund’s competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to the Fund. In addition, some of the Fund’s competitors may have higher risk tolerances or different risk assessments than the Fund. These characteristics could allow competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than the Fund is able to do. As a result, the Fund may lose investment opportunities if it does not match its competitors’ pricing, terms and structure.

If the Fund is forced to match its competitors’ pricing, terms and structure, it may not be able to achieve acceptable returns on its investments or may bear substantial risk of capital loss. Furthermore, many of the Fund’s competitors are not subject to the source-of-income, asset diversification and distribution requirements the Fund must satisfy to maintain its qualification as a RIC.

Conflicts of Interest

Affiliates

The Adviser and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. The Fund has been granted exemptive relief by the SEC that permits the Fund to participate in certain negotiated co-investments alongside other funds managed by the Adviser or certain of its affiliates, subject to certain conditions, including (i) that a majority of the Managers of the Board who have no financial interest in the co-investment transaction and a majority of the Independent Managers approve the co-investment and (ii) that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief. A copy of the Fund’s application for exemptive relief, including all of the conditions, and the related order are available on the SEC’s website at http://www.sec.gov. In addition, the Adviser, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although the Adviser and its affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser or its affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser and its affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser or its affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Expenses incurred with respect to the Fund Investments are generally allocated among the Fund and the Adviser’s and its affiliates’ other clients participating in such investments. With respect to each Fund Investment in which any co-investor of the Adviser or its affiliates co-invests with one or more funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, investment expenses or indemnification obligations related to such investments are generally borne by such funds (including the Fund) or separate accounts and such co-investor(s) in proportion to the capital committed by each to such investment.

Broken deal expenses are generally allocated entirely to funds (including the Fund) or separate accounts discretionarily managed by the Adviser or its affiliates that would be allocated the relevant potential, but ultimately unconsummated, investment and not to any co-investor of the Adviser or its affiliates allocated to such proposed investment. Discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates typically have priority allocation rights to investments whilst co-investors have no such rights but typically participate to enable a transaction considered beneficial for the discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates participating therein as such funds’ and separate accounts’ collective appetite alone is typically insufficient to consummate such transactions. Accordingly, amongst such discretionarily managed funds (including the Fund) or separate accounts managed by the Adviser or its affiliates, each shall bear the entire amount of broken deal expenses incurred, in proportion to the capital they would have committed to the contemplated unconsummated investment, save for certain initial stage broken deal expenses which may be allocated to funds (including the Fund) and separate accounts managed by the Adviser or its affiliates (and not to co-investors of the Adviser and its affiliates) based on such funds’ and accounts’ investment objectives rather than a planned allocation to an investment.

Notwithstanding the above, the Adviser or its affiliates may enter into separate arrangements with clients and co-investors in connection with the payment of investment related expenses (including broken deal expenses); such arrangements shall not disadvantage any discretionarily managed funds or separate accounts managed by the Adviser or its affiliates.

Allocation of the Adviser’s and its affiliates’ time

The Fund substantially relies on the Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, its affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser and its affiliates. The Adviser and its employees will devote only as much of their time to the Fund’s business as the Adviser and its employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, its employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation arrangements

The Adviser will receive fees from the Fund in return for its services, and these fees could influence the advice provided by the Adviser. Among other matters, the compensation arrangements could affect the Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Adviser to earn increased Investment Management Fees.

Control positions

The Fund (in the case of direct investments) and the Portfolio Funds may take control positions in Portfolio Companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Currency Risk

The Fund

Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

The Acquiring Fund

The Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Defaulted debt securities and other securities of distressed companies

The Fund Investments may include low grade or unrated debt securities (“high yield” or “junk” bonds or leveraged loans) or investments in securities of distressed companies. Such investments involve substantial, highly significant risks. For example, high yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer. Similar risks apply to other private debt securities. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Derivative instruments

Some or all of the Portfolio Fund Managers and (subject to applicable law) the Fund may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested.

Economic, political and legal risks

The Fund Investments will include investments in a number of countries, including countries in emerging markets, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts and terrorist attacks.

Prospective investors should note that the capital markets in countries where Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Fund from making investments it otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund. Any such laws or regulations may change unpredictably based on political, economic, social and/or market developments.

Effects on borrowing by Portfolio Companies

The Fund intends to invest primarily in the debt issued by privately owned companies. Portfolio Companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which the Fund invests. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the debt instruments in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a Portfolio Company, holders of debt instruments ranking senior to the Fund’s investment in that Portfolio Company would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such Portfolio Company may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant Portfolio Company.

Eurozone risk

The Fund may invest directly or indirectly from time to time in European companies and assets and companies and assets that may be affected by the Eurozone economy. Ongoing concerns regarding the sovereign debt of various Eurozone countries, including the potential for investors to incur substantial write-downs, reductions in the face value of sovereign debt and/or sovereign defaults, as well as the possibility that one or more countries might leave the European Union (“EU”) or the Eurozone create risks that could materially and adversely affect the Fund Investments. Sovereign debt defaults and EU and/or Eurozone exits could have material adverse effects on the Fund’s investments in European companies and assets, including, but not limited to, the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, increased currency risk in relation to contracts denominated in Euros and wider economic disruption in markets served by those companies, while austerity and/or other measures introduced to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone, particularly in the case of investments in companies and assets in affected countries, could also have material adverse effects on the Fund.

Hedging

The Fund may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using structured financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the Investment Company Act. Use of structured financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase losses. Further, hedging transactions may reduce cash available to pay distributions to Shareholders.

Incentive Fee

Any Incentive Fee payable by the Fund that relates to an increase in value of Fund Investments may be computed and paid on gain or income that is unrealized. If a Fund Investment decreases in value, it is possible that the unrealized gain previously included in the calculation of the Incentive Fee will never become realized. The Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund Investment at a lower valuation in the future, and such circumstances would result in the Fund paying an Incentive Fee on income or gain the Fund never received.

For U.S. federal income tax purposes, the Fund is required to recognize taxable income (such as deferred interest that is accrued as original issue discount) in some circumstances in which the Fund does not receive a corresponding payment in cash and to make distributions with respect to such income to maintain its qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the annual distribution requirement necessary to maintain its qualification as a RIC. As a result, the Fund may have to sell some of its investments at times and/or at prices that the Adviser would not consider advantageous, raise additional debt or equity capital, or forgo new investment opportunities. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thus become subject to corporate-level income tax.

In addition, the Incentive Fee payable by the Fund to the Adviser may create an incentive for the Adviser to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement.

Interest rate risk

The Fund is subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on Fund Investments and the investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objectives and their respective rates of return on invested capital. To mitigate such interest rate exposure, the Fund may invest a portion of its portfolio in investments with floating interest rates. In addition, an increase in interest rates would make it more expensive to use debt for the Fund and the Fund’s financing needs, if any.

In addition, in the event of a significant rising interest rate environment, the Fund’s Portfolio Companies with floating interest rate loans could see their payments increase and there may be a significant increase in the number of the Fund’s Portfolio Companies who are unable or unwilling to repay their loans. Fund Investments in companies with adjustable-rate loans may also decline in value in response to rising interest rates if the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, Fund Investments with fixed rates may decline in value because they are locked in at below market yield.

The Fund may use interest rate risk management techniques in an effort to limit its exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities and may limit the Fund’s ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on the Fund’s business, financial condition and results of operations.

Lack of control

The Fund does not expect to control most of its Portfolio Companies, even though the Fund may have board representation or board observation rights, and the Fund’s debt agreements with such Portfolio Companies may contain certain restrictive covenants. As a result, the Fund is subject to the risk that a Portfolio Company in which it invests may make business decisions with which the Fund disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor. Due to the lack of liquidity for the Fund’s investments in non-traded companies, the Fund may not be able to dispose of its interests in its Portfolio Companies as readily as it would like or at an appropriate valuation. As a result, a Portfolio Company may make decisions that could decrease the value of the Fund.

Limited operating history of Fund Investments

Fund Investments may have limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Fund Investment will be limited. Moreover, even to the extent a Fund Investment has a longer operating history, the past investment performance of any of the Fund Investments should not be construed as an indication of the future results of such investments or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the issuer of the securities it receives or the Portfolio Fund Managers (as applicable) that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund achieves.

Nature of Portfolio Companies

The Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Fund Investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Non-diversified status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company; however, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Prepayment

The Fund is subject to the risk that the investments it makes in Portfolio Companies may be repaid prior to maturity (e.g., “prepayment risk”). When this occurs, the Fund will generally reinvest these proceeds in Temporary Investments, pending their future investment in new Portfolio Companies. These Temporary Investments will typically have substantially lower yields than the debt being prepaid and the Fund could experience significant delays in reinvesting these amounts. Any future investment in a new Portfolio Company may also be at lower yields than the debt that was repaid. As a result, the Fund’s results of operations could be materially adversely affected if one or more of the Fund’s Portfolio Companies elect to prepay amounts owed to the Fund. Additionally, prepayments, net of prepayment fees, could negatively impact the Fund’s return on equity.

Reliance on the Adviser

The Adviser has full discretionary authority to identify, structure, allocate, execute, administer, monitor and liquidate Fund Investments and, in doing so, has no responsibility to consult with any Shareholder. Accordingly, an investor in the Fund must rely upon the abilities of the Adviser, and no person should invest in the Fund unless such person is willing to entrust all aspects of the investment decisions of the Fund to the Adviser.

Reliance on the key personnel

The Fund will depend on the investment expertise, skill and network of business contacts of the Adviser. The Adviser will evaluate, negotiate, structure, execute, monitor and service Fund Investments. The Fund’s future success will depend to a significant extent on the continued service and coordination of the Adviser and its investment management team. The departure of certain key personnel of the Adviser or its affiliates could have a material adverse effect on the Fund’s ability to achieve its investment objectives.

The Fund’s ability to achieve its investment objectives depends on the Adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet the Fund’s investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to the Fund, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve the Fund’s investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in the Fund’s investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support the Fund’s investment process could have a material adverse effect on the Fund’s business, financial condition and results of operations.

It is anticipated that the Adviser will depend on the relationships of it and of Partners Group affiliates with private equity sponsors, investment banks and commercial banks, and the Fund will rely to a significant extent upon these relationships to provide the Fund with potential investment opportunities. If the Adviser or its affiliates fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, the Fund may not be able to grow its investment portfolio. In addition, individuals with whom the Adviser and its affiliates have relationships are not obligated to provide the Fund, the Adviser or any of their affiliates with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for the Fund.

Risks related to bankruptcy of a Portfolio Company

If one of the Portfolio Companies were to go bankrupt, depending on the facts and circumstances, a bankruptcy court might re-characterize the Fund’s debt investment and subordinate all or a portion of the Fund’s claim to that of other creditors. In situations where a bankruptcy carries a high degree of political significance, the Fund’s legal rights may be subordinated to other creditors. The Fund may also be subject to lender liability claims for actions taken by the Fund with respect to a borrower’s business or in instances where the Fund exercises control over the borrower.

Smaller capitalization issuers

The Fund will invest in smaller capitalization companies. Fund Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Special risks pertaining to investments in Portfolio Funds

This section discusses certain risks related to the fact that the Fund invests in Portfolio Funds.

Investments in the Portfolio Funds generally; dependence on the Portfolio Fund Managers

Because the Fund invests in Portfolio Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Fund assets that are invested in each Portfolio Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of issuers in which the Portfolio Funds invest. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “Investment related risks” above. The success of the Fund depends upon the ability of the Portfolio Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Portfolio Funds not registered

The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management. However, most of the Portfolio Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Portfolio Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

The Portfolio Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Portfolio Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Portfolio Funds in which the Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use. There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s investments in Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds are generally non-diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits. Portfolio Funds may at certain times hold large positions in a relatively limited number of investments. Portfolio Funds may target or concentrate their investments in particular markets, sectors or industries. Those Portfolio Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

Portfolio Funds’ securities are generally illiquid

The securities of the Portfolio Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Portfolio Funds are typically subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Portfolio Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

Portfolio Fund operations not transparent

The Adviser does not control the investments or operations of the Portfolio Funds. A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Portfolio Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Fund’s interests in Portfolio Funds

The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited. A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Fund. As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts. The Adviser has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund Investments pursuant to procedures adopted by the Board. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund Investments, as the value of the Fund Investments will affect the Adviser’s compensation. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interests in such a Portfolio Fund, the Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Shareholders should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Fund if the Portfolio Fund Manager’s, the Adviser’s or the Fund’s judgments regarding valuations should prove incorrect. Prospective investors who are unwilling to assume such risks should not make an investment in the Fund.

Multiple levels of fees and expenses

Although in many cases investor access to the Portfolio Funds may be limited or unavailable, an investor who meets the conditions imposed by a Portfolio Fund may be able to invest directly with the Portfolio Fund. By investing in Portfolio Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things and as applicable, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, distribution fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Portfolio Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund that did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Fund generally. Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, asset-based fees payable to Portfolio Fund Managers of the Portfolio Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance-based fees or allocations are typically 20%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of such performance-based compensation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to vote

To the extent that the Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Fund and other clients of the Adviser). To limit its voting interest in certain Portfolio Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Portfolio Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Fund owns less than 5% of the voting securities of a Portfolio Fund. If the Fund is considered to be affiliated with a Portfolio Fund, transactions between the Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

Consortium or offsetting investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Fund’s portfolio each invest in a particular underlying company. In other situations, Portfolio Funds may hold economically offsetting positions. To the extent that the Portfolio Fund Managers do, in fact, hold such offsetting positions, the Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund’s net asset values may have decreased during such period. Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by the Adviser may be competing with each other for investments in one or more markets.

Limitations on ability to invest in Portfolio Funds

Certain Portfolio Fund Managers’ investment approaches can accommodate only a certain amount of capital. Portfolio Fund Managers typically endeavor not to undertake to manage more capital than such Portfolio Fund Manager’s approach can accommodate without risking a potential deterioration in returns. Accordingly, each Portfolio Fund Manager has the right to refuse to manage some or all of the Fund’s assets that the Adviser may wish to allocate to such Portfolio Fund Manager. Further, continued sales of Shares would dilute the indirect participation of existing Shareholders with such Portfolio Fund Manager.

In addition, it is expected that the Fund will be able to make investments in particular Portfolio Funds only at certain times, and commitments to Portfolio Funds may not be accepted (in part or in their entirety). As a result, the Fund may hold cash or invest any portion of its assets that is not invested in Portfolio Funds in cash equivalents, short-term securities or money market securities pending investment in Portfolio Funds. To the extent that the Fund’s assets are not invested in Portfolio Funds, the Fund may be unable to meet its investment objective.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or direct investments. If the Fund were required to make payments (or return distributions received from such Portfolio Funds or direct investments) in respect of any such indemnity, the Fund could be materially adversely affected.

Termination of the Fund’s interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

Valuations of Fund Investments; valuations subject to adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Fund determines its month-end net asset value and the net asset value per Share may be subject to later adjustment or revision. For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Shareholders who had their Shares repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Shareholders under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or direct private equity investment adversely affect the Fund’s net asset value, the outstanding Shares may be adversely affected by prior repurchases to the benefit of Shareholders who had their Shares repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

The valuations of Shares may be significantly affected by numerous factors, some of which are beyond the Fund’s control and may not be directly related to the Fund’s operating performance. These factors include:

●	changes in regulatory policies or tax guidelines;

●	changes in earnings or variations in operating results;

●	changes in the value of the Fund Investments;

●	changes in accounting guidelines governing valuation of the Fund Investments;

●	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

●	departure of the Adviser or certain of its respective key personnel;

●	general economic trends and other external factors; and

●	loss of a major funding source.

APPENDIX D

THE FUND’S AND ACQUIRING FUND’S FUNDAMENTAL AND NON-FUNDAMENTAL

INVESTMENT LIMITATIONS

The Fund’s and Acquiring Fund’s Fundamental Investment Limitations

Fundamental investment limitations are those that cannot be changed by the Board without Shareholder approval. Below are the fundamental investment limitations of the Fund and Acquiring Fund:

1.	Issuance of Senior Securities

Fund	The Fund may not issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.
Acquiring Fund	The Fund may not issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

2.	Borrowing of money

Fund	The Fund may not borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.
Acquiring Fund	The Fund may not borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

3.	Underwriting of securities of other issuers

Fund	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.
Acquiring Fund	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

4.	Making of loans

Fund	The Fund may not make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.
Acquiring Fund	The Fund may not make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “Payment-In-Kind” or “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

5.	The purchase or sale of real estate and real estate mortgage loans

Fund	The Fund may not purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.
Acquiring Fund	The Fund may not purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies or partnerships that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

6.	The purchase or sale of commodities or commodity contracts, including futures contracts

Fund	The Fund may not invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.
Acquiring Fund	The Fund may not invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

7.	The concentration of investments in a particular industry or groups of industries

Fund	The Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation.
Acquiring Fund	The Fund may not invest 25% or more of the value of its total assets in the securities of issuers that the Adviser determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Portfolio Funds (or in another comparable investment pool). The Fund may invest in Portfolio Funds that may concentrate their assets in one or more industries. The Fund will not invest 25% or more of its assets in a Portfolio Fund that it knows concentrates its assets in a single industry.

Below are the non-fundamental investment policies of the Fund and Acquiring Fund:

The Fund

Portfolio and Liquidity Management

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•	Diversifying investments across geographies, industries, sectors, capital structures, vintage years and maturity dates; and

•	Tracking operating performance of underlying companies and their compliance with financial covenants.

The Adviser manages the Fund’s portfolio with a view towards maintaining a high investment level. Accordingly, the Adviser may make investments based, in part, on anticipated future distributions from Fund Investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions and any distributions made to Shareholders. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity and private credit data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions or purchase its Shares (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging Techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.”

To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

Temporary and Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated repurchases, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser

The Acquiring Fund

Portfolio and liquidity management

The Adviser manages the Fund’s portfolio with a view towards managing liquidity and maintaining a high investment level.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments. The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Members and any distributions made to Members. To forecast portfolio cash flows, the Adviser utilizes quantitative and qualitative factors, including historical private equity data, actual portfolio observations and qualitative forecasts by the Adviser’s and its affiliates’ investment professionals.

The Adviser intends to use a range of techniques to reduce the risk associated with the Fund’s investment strategy. These techniques may include, without limitation:

•	Diversifying investments and commitments across several vintage years;

•	Actively managing cash and liquid assets; and

•	Establishing a line of credit to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act. Over time, during normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by Members, the Adviser may sell certain of the Fund’s assets on the Fund’s behalf.

There can be no assurance that the objectives of the Fund with respect to liquidity management will be achieved or that the Fund’s portfolio design and risk management strategies will be successful.

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, the Investment Management Fee or to fund repurchases of Units. In addition, the Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that each of the Fund may not declare distributions or purchase its Units (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Portfolio Funds in which the Fund invests unless such Portfolio Funds are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Hedging Techniques

From time to time in its sole discretion, the Adviser may employ various hedging techniques in an attempt to reduce certain potential risks to which the Fund’s portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

To the extent that the Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund.

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D25406-S13051

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Managers recommends you vote FOR the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D25407-S13051

PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS

The undersigned shareholder of Partners Group Private Income Opportunities, LLC (the "Fund") hereby appoints Robert Collins and Justin Rindos, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the fund standing in the name of the undersigned at the close of business on September 1, 2020 at a Special Meeting of Shareholders to be held at the office of Partners Group (USA) Inc., 1114 Avenue of the Americas, 37th Floor, New York, NY 10036, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE